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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 5, 2000

                         COMMISSION FILE NUMBER 0-21272

                              SANMINA CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                DELAWARE                                   77-0228183
      (STATE OR OTHER JURISDICTION             (IRS EMPLOYER IDENTIFICATION NO.)
           OF INCORPORATION)

        2700 NORTH FIRST STREET                              95134
              SAN JOSE, CA                                 (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 964-3500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

     This Report on Form 8-K is being filed for the purpose of setting forth selected financial data and management's discussion and analysis of financial condition and results of operations which have been restated to reflect two recent acquisitions by Sanmina that were accounted for using the pooling of interests method of accounting. These acquisitions were Sanmina's acquisition of Hadco Corporation, a major manufacturer of printed circuit boards, which was completed in June 2000 and Sanmina's acquisition of Essex AB, an electronics manufacturing services, or EMS, company with operations in Sweden and Finland.
In addition, this report also includes updated "Business" and "Factors Affecting
Operating Results" sections which reflect these acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Exhibits

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EXHIBIT                           DESCRIPTION                           PAGE
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
 27.1     Financial Data Schedule
 99.1     Business....................................................    1
          Selected Financial Data.....................................   11
          Management's Discussion and Analysis of Financial Condition
          and Results of Operations...................................   12
          Quantitative and Qualitative Disclosures About Market
          Risk........................................................   19
          Financial Statements and Supplementary Data.................   27
          Report of Independent Public Accountants....................   57
          Financial Statement Schedule................................   58
          Schedule II, Valuation and Qualifying Accounts..............   58

     Sanmina and the Sanmina logo are registered trademarks of Sanmina Corporation. All other names are trademarks and/or registered trademarks of their respective owners.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2000                   SANMINA CORPORATION
                                          (Registrant)

                                          By        /s/ RANDY W. FURR
                                            ------------------------------------
                                                       Randy W. Furr
                                               President and Chief Operating
                                                           Officer

                                          By        /s/ RICK R. ACKEL
                                            ------------------------------------
                                                       Rick R. Ackel
                                                Executive Vice President and
                                                  Chief Financial Officer

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